UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): August 3, 2004
                                                     (August 2, 2004)


                       Nortia Capital Partners, Inc.
............................................................................
          (Exact name of registrant as specified in its charter)


        Florida                    0-26843                 65-0913582
............................................................................
(State or other jurisdiction    (Commission              (IRS Employer
    of incorporation)           File Number)           Identification No.)


     400 Hampton View Court, Alpharetta, Georgia             30004
............................................................................
     (Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code: (770) 777-6795


                         BF Acquisition Group I, Inc.
............................................................................
        (Former name or former address, if changed since last report)


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Item 5. Other Events.

Effective August 2, 2004, the Registrant changed its name to Nortia Capital Partners, Inc. A copy of the certified Articles of Incorporation of the Registrant, as amended, is filed as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

3.1. Articles of Incorporation of Registrant, including all amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTIA CAPITAL PARTNERS, INC.

By:/s/ William Bosso
   -------------------------------
      William Bosso,
      Chief Executive Officer

Dated August 3, 2004













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